Exhibit 3.1

ROSS MILLER

Secretary of State

STATE OF NEVADA

THE GREAT SEAL OF THE STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division

202 N. Carson Street Carson City, NV 89701-4069

Telephone (775) 684-5708 Fax (775) 684-7138

SCOTT W. ANDERSON

Deputy Secretary for Commercial Recordings

Alan Gulko

2708 Commerce Way Suite 300

PHILADELPHIA, PA 19154

Job:C20120613-1861

June 13, 2012

Special Handling Instructions: recommit red doc

Charges

Description

Articles of Incorporation

Total

Document Number 20120415936-73

Filing Date/Time 6/13/2012 1:17:38 PM

Qty 1

Price $375.00

Amount

$375.00

$375.00

Payments

Type

Credit

Total

Description

258710|12061343935564

Amount

$375.00

$375.00

Credit Balance: $0.00

Job Contents:

File Stamped Copy(s): 1

Corp Charter(s): 1

ILO-ALO Profit(s): 1

Alan Gulko

2708 Commerce Way Suite 300

PHILADELPHIA, PA 19154

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Ross Miller, Secretary of State, State of Nevada	20120415936-73
	Filing Date and Time: 06/13/2012 1:17 PM
	Entity Number: E0320052012-0

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: AVANGARD CAPITAL GROUP INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: INCORP SERVICES, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with* par value: 1000000000 — Par value per share: $ 0.0001 — Number of shares *without* par value: 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) ALAN GULKO-SEE ATTACHED
Name
2708 COMMERCE WAY, SUITE | PHILADELPHIA | PA | 19154
Street Address | City | State | Zip Code

2)
Name
Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

ALAN GULKO-SEE ATTACHED — X ALAN GULKO
Name — Incorporator Signature
2708 COMMERCE WAY, SUITE | PHILADELPHIA | PA | 19154
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X INCORP SERVICES, INC. — 6/13/2012
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME: AVANGARD CAPITAL GROUP INC.

FOREIGN NAME TRANSLATION:

Not Applicable

PURPOSE:

Not Applicable

REGISTERED AGENT NAME:

INCORP SERVICES, INC.

STREET ADDRESS:

Not Applicable

MAILING

ADDRESS:

Not Applicable

ADDITIONAL

Directors/Trustees

Name: ALAN GULKO

Address: 2708 COMMERCE WAY, SUITE 300

City: PHILADELPHIA

State: PA

Zip Code: 19154

ADDITIONAL

Name: ALAN GULKO

Incorporators

Address: 2708 COMMERCE WAY, SUITE 300

City: PHILADELPHIA

State: PA

Zip Code: 19154

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Avangard Capital Group, Inc.
Name of Represented Business Entity

I, InCorp Services, Inc. am a:
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on Jun 13, 2012 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

6/13/12
Date

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer

6/13/12
Date

Nevada Secretary of State Form RA Acceptance
Revised: 12-8-08

SECRETARY OF STATE

THE GREAT SEAL OF THE STATE OF NEVADA

ALL FOR OUR COUNTRY

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that AVANGARD CAPITAL GROUP INC., did on June 13, 2012, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

THE GREAT SEAL OF THE STATE OF NEVADA

ALL FOR OUR COUNTRY

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 14, 2012.

ROSS MILLER

Secretary of State

Certified By: Electronic Filing

Certificate Number: C20120613-1861

You may verify this certificate online at http://www.nvsos.gov/